Exhibit 10.1.2
The 1818 Fund III, L.P.
c/o Brown Brothers Harriman & Co.
140 Broadway
New York, New York 10005
May 24, 2005
Trinsic, Inc.
6091 South Harbour Island Boulevard
Suite 220
Tampa, Florida 33602
Facsimile: (813) 233-4623
Attention: Andrew Graham, Esq.

Re:	Amendment No. 1 to Standby Credit Facility Agreement, dated August 24, 2004 (the “Credit Agreement”), by and between Trinsic, Inc. (f/k/a Z-Tel Technologies, Inc.) (the “Company”) and The 1818 Fund III, L.P. (the “Fund”).
Ladies and Gentlemen:
          Reference is made to the Credit Agreement. Pursuant to the terms of this letter agreement and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowleged, the Fund and the Company have agreed to amend the terms of the Credit Agreement and the Company has agreed to issue an Amended and Restated Promissory Note to the Fund in the form of Exhibit A hereto (the “Amended and Restated Note”). Any capitalized terms used and not defined in this letter agreement have the meanings ascribed to such terms in the Credit Agreement.
1. Amendment and Restatement of the definition of Maximum Loan Amount. The definition of the “Maximum Loan Amount” set forth in the second WHEREAS clause of the Credit Agreement is hereby amended and restated to mean “an aggregate principal amount not to exceed $20,000,000.”
2. Delivery of the Amended and Restated Note. The Company is simultaneously with the execution and delivery of this letter agreement delivering to the Fund a fully executed Amended and Restated Note. The Fund agrees to cancel and return the existing Note upon receipt of such Amended and Restated Note.
3. Certifications of the Company. The Company hereby certifies to the Fund as follows:
          (a) Except as set forth on Section (a) of Schedule 1 hereto, the Company, as of the date hereof and after giving effect to the provisions hereof, hereby confirms, reaffirms and restates the representations and warranties made by it in Article 6 of the Credit Agreement and otherwise in the Transaction Documents and in any other certificate or document delivered to the Fund in connection with the Credit Agreement

(unless representations and warranties relate to matters as of a particular date, in which case such representations and warranties shall be confirmed, reaffirmed and restated as of such date); provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this letter agreement and the execution and delivery of the Amended and Restated Note.
          (b) Except as set forth on Section (b) of Schedule 1 hereto, an Event of Default or an event with notice or the lapse of time would be an Event of Default has not occurred and is not continuing and will not occur as a result of the execution and delivery by the Company of this letter agreement or the Amended and Restated Note.
          (c) No amendments to the Certificate of Incorporation or Bylaws of the Company as in effect on the date of the Credit Agreement have been effected, except the amendments to the Certificate of Incorporation and Bylaws of the Company described in the Commission Documents filed with the United States Securities Exchange Commission since the date of the Credit Agreement.
4. Reference to and Effect on the Credit Agreement and the Transaction Documents; Limited Effect. On and after the date of this leter agreement, (a) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or like words of import referring to the Credit Agreement, and each reference in the other Transaction Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby, and (b) each reference in the Credit Agreement and the Transaction Documents to “the Note” shall mean and be a reference to the Amended and Restated Note. The execution, delivery and effectiveness of this letter agreement, shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Fund under the Credit Agreement, any of the Transaction Documents or otherwise. Except as expressly provided herein, all of the provisions and covenants of the Credit Agreement and the Transaction Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.
5. GOVERNING LAW. THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CHOICE OF LAWS OR CONFLICTS OF LAWS THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.
6. Waiver; Amendment. This letter agreement may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.
7. Severability. Any provision of this letter agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
8. Counterparts. This letter agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
9. Headings. The headings in this letter agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
[Signatures follow beginning on the next page.]

          Please indicate your agreement with the foregoing by executing and delivering to the Fund at the address above an original conterpart to this letter agreement.

Very Truly Yours,

THE 1818 FUND III, L.P.

	By:	Brown Brothers Harriman & Co., as its General Partner

By:

Name: Lawrence C. Tucker
Title: Partner

AGREED AND ACCEPTED as of the date first above written:

TRINSIC, INC.

By:

Name:
Title:

ACKNOWLEDGED AND AGREED as of the date first above written:

TRINSIC COMMUNICATIONS, INC.

By:

Name:
Title:

Z-TEL NETWORK SERVICES, INC.

By:

Name:
Title:
Amendment No. 1 to Standby Credit Facility Agreement

Z-TEL BUSINESS NETWORKS, INC.

By:

Name:
Title:

Z-TEL, INC.

By:

Name:
Title:

TRINSIC COMMUNICATIONS OF VIRGINA, INC.

By:

Name:
Title:

TOUCH 1 COMMUNICATIONS, INC.

By:

Name:
Title:

Z-TEL INVESTMENTS, INC.

By:

Name:
Title:

DIRECTEL, INC.

By:

Name:
Title:

DIRECTCONNECT, INC.

By:

Name:
Title:

Z-TEL CONSUMER SERVICES, LLC

By:

Name:
Title:

EXHIBIT A
Section (a):
Section (b):
Amendment No. 1 to Standby Credit Facility Agreement